GUARANTY AGREEMENT
                                 (Loan Facility)


     THIS GUARANTY AGREEMENT ("Guaranty") is made as of November 30, 2001, by and between RAINTREE RESORTS INTERNATIONAL, INC., a Nevada corporation ("Guarantor") and RESORT CONDOMINIUMS INTERNATIONAL, LLC, a Delaware limited liability company ("Lender").

                              W I T N E S S E T H:

     WHEREAS, Lender is contemplating entering into a Loan Agreement (such Loan Agreement, and any and all amendments, modifications, supplements, riders, exhibits and schedules that are attached thereto and may hereafter be attached thereto being hereinafter collectively referred to as the "Agreement") with Regina Resorts, LLC, a Nevada limited liability company ("Borrower") to be dated as of the date hereof, whereby Lender will lend to Borrower the sum of money ("Loan") as therein set forth, to be evidenced by a promissory note ("Note") as called for in the Agreement, which Loan is to be secured by the collateral ("Collateral") described therein; and

     WHEREAS, Lender is willing to enter into the Agreement with, and make the Loan to, Borrower only if Guarantor agrees to guarantee the full, prompt, complete and faithful performance of all the terms, covenants, conditions and obligations on Borrower's part to be performed under the Receivables Loan Documents (as defined in the Agreement) and Guarantor is willing to so agree.

     NOW, THEREFORE, in order to induce Lender to enter into the Agreement with Borrower and to fund the Loan, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, Guarantor hereby unconditionally covenants and agrees with Lender as follows:

                              ARTICLE I - GUARANTY

     1.1 Guarantor absolutely and unconditionally, jointly and severally with any other Obligors (as defined in paragraph 2.1), guarantees the full, prompt, complete and faithful performance, payment, observance and fulfillment by Borrower of all the obligations, covenants and conditions of the Receivables Loan Documents ("Obligations"), including, but not limited to, the payment of any and all sums that may become due to Lender from Borrower thereunder, whether Borrower is liable individually or jointly with others. Guarantor further agrees to pay all expenses (including attorneys' and paralegals' fees and legal expenses and expert witness fees, all as more fully provided in the Agreement) paid or incurred by Lender in endeavoring to collect the Obligations, or any part thereof, or


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

securing the performance thereof, or in enforcing this Guaranty, whether or not litigation is instituted.

     1.2 Guarantor covenants and agrees absolutely and unconditionally that, in case of an Event of Default (as defined in the Agreement), within ten (10) days of the receipt of written notice from or on behalf of Lender to the effect that there exists such an Event of Default and of the Obligations which Borrower has failed to pay or perform, Guarantor will pay in its entirety the entire unpaid principal balance with accrued and unpaid interest due under the Note and any other sums properly due and owing to Lender under the Receivables Loan Documents (collectively, the "Unpaid Amount") in lawful money of the United States to Lender at its offices at 6 Sylvan Way, Parsippany, New Jersey 07054-0656 or to such other address as Lender may designate in writing from time-to-time, or will provide Lender with evidence of the performance of the Obligation which Borrower has failed to perform. If Guarantor should fail to pay any sums properly due Lender hereunder within ten (10) days following receipt of Lender's request for payment of any such sums, then said sums shall bear interest at the Default Rate (as defined in the Agreement). Further, if Guarantor shall fail to pay such amount or perform such Obligation, Lender may institute and pursue any action or proceeding to judgment or final decree and may enforce any such judgment or final decree against Guarantor and collect in the manner provided by law or equity out of its property, wherever situated, the monies adjudged or decreed to be payable.

     1.3 This Guaranty shall not be limited to any particular period of time, but, rather, shall continue absolutely, unconditionally and irrevocably until all terms, covenants and conditions of the Receivables Loan Documents have been fully and completely performed by Borrower or otherwise discharged and/or released by Lender, and Guarantor shall not be released from any duty, obligation or liability hereunder so long as there is any claim of Lender against Borrower arising out of the Receivables Loan Documents which has not been performed, settled or discharged in full, or during any period for which this Guaranty is continued in effect or reinstated pursuant to paragraph 2.7.

                   ARTICLE II - REMEDIES AND RIGHTS OF LENDER

     2.1 Lender shall give Guarantor notice in writing of any Event of Default but neither failure to give, nor defect in, any notice shall extinguish or in any way affect the obligations of Guarantor hereunder or give rise to any claim by Guarantor for breach, other than to the extent the periods governing Guarantor's performance, as set forth in paragraph 1.2, are affected by the timing of the notice. Neither demand on, nor the pursuit of any remedies against Borrower, or any guarantor, surety or insurer of the Obligations or part thereof ("Obligor") shall be required as a condition precedent to, and neither the pendency nor the prior termination of any action, suit or proceeding against the Borrower or any Obligor (whether for the same or a different remedy) shall bar or prejudice the making of a demand on Guarantor by Lender and the commencement against Guarantor after such demand of any action, suit or proceeding, at law or in equity, for the specific performance of


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
any covenant, or agreement contained in the Receivables Loan Documents, or for the enforcement of any other appropriate legal or equitable remedy.

     2.2 Guarantor's liability hereunder is primary, direct and immediate. Guarantor agrees that neither: (a) the exercise or the failure to exercise by Lender of any rights or remedies conferred on it under the Receivables Loan Documents; (b) the recovery of a judgment against Borrower or any Obligor; (c) the commencement of an action at law or the recovery of a judgment at law against Borrower or any Obligor and the enforcement thereof through levy, execution or otherwise; (d) the taking or institution of any other action or proceeding against Borrower or any Obligor; nor (e) any delay in taking, pursuing or exercising any of the foregoing actions, rights, powers or remedies (even though requested by Guarantor) by Lender or anyone acting for Lender shall extinguish or affect the obligations of Guarantor hereunder, and Guarantor shall be and remain liable for and until all Obligations shall have been fully paid and/or performed notwithstanding (i) the previous discharge (total or partial) from further liability of Borrower or any Obligor or (ii) the existence of any bar (total, partial or temporary) to the pursuit by Guarantor of any right or claim to indemnity against Borrower or any Obligor or (iii) any right or claim to be subrogated to the rights or claims of Lender in and to the Collateral or the Receivables Loan Documents, or resulting from any action or failure or omission to act or delay in acting by Lender or anyone entitled to act in its place.

     2.3 If Guarantor shall be dissolved or lose its charter by forfeiture or otherwise or shall become insolvent or admit in writing its inability to pay its debts as they mature, or apply for, consent to or acquiesce in an appointment of a trustee, receiver, liquidator, assignee, sequestrator or other similar official for itself or any of its property; or, in the absence of such application, consent or acquiescence, a trustee, receiver, liquidator, assignee, sequestrator or other similar official is appointed for Guarantor or for a substantial part of its property and is not discharged within sixty (60) days; or any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy, admiralty or insolvency law or at common law or in equity, or any dissolution or liquidation proceeding is instituted by Guarantor, or is instituted against Guarantor and remains for sixty (60) days undismissed, then, whether any such event occurs at a time when any of the Obligations are then due and payable or not, the Unpaid Amount shall thereupon become due and payable in full, Guarantor will pay to Lender forthwith in its entirety the Unpaid Amount and any other sums properly due and owing to Lender under the Receivables Loan Documents as if such Unpaid Amount and other sums were then due and payable and in any such event, Lender, irrespective of whether any demand shall have been made on Guarantor, Borrower or any Obligor, by intervention in or initiation of judicial proceedings relative to Guarantor, its creditors or its property, may file and prove a claim or claims for such sum or any portion thereof and for any other sums due under the Receivables Loan Documents and file such other papers or documents as may be necessary or advisable in order to have such claim allowed in such judicial proceedings and to collect and receive any monies or other property payable or deliverable on any such claim, and to distribute the same; and any receiver,


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
assignee or trustee in bankruptcy or reorganization is hereby authorized to make such payments to Lender.

     2.4 The benefits, remedies and rights provided or intended to be provided hereby for Lender are in addition to and without prejudice to any rights, benefits, remedies or security to which Lender might otherwise be entitled. No delay or omission on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding on Lender except as expressly set forth in writing, duly signed and delivered on behalf of Lender. No action of Lender or failure or omission to act permitted hereunder shall in any way affect or impair the rights of Lender and the obligations of Guarantor under this Guaranty.

     2.5 Anything else contained herein to the contrary notwithstanding, Lender, from time to time, whether before or after an Event of Default, without notice to Guarantor, may take all or any of the following actions without in any manner affecting or impairing the liability of Guarantor hereunder, and without waiving any rights which Lender may have, unless expressly waived in writing by Lender:
(a) obtain a security interest in any property to secure any of the Obligations or any obligation hereunder; (b) retain or obtain the primary or secondary liability of any party or parties, in addition to Guarantor, with respect to any of the Obligations; (c) extend the time for payment of the Loan or any installment thereof or the time for performance of any Obligation, in either case for any period (whether or not longer than the original term therefor); (d) release or compromise any liability of Guarantor hereunder or any liability of any nature of any other party or parties with respect to the Obligations; (e) resort to Guarantor for payment of any Obligations, whether or not Lender shall proceed against any other party primarily or secondarily liable on any of the Obligations or against any Collateral; (f) substitute, exchange or release all or any part of the Collateral; (g) agree to any amendment, modification or alteration of any of the Receivables Loan Documents and exercise its rights to consent to any action or nonaction of Borrower which may violate the covenants and agreements contained in any of the Receivables Loan Documents, with or without consideration, on such terms and conditions as may be acceptable to it; or (h) exercise any of its rights under the Receivables Loan Documents or available at law or in equity.

     2.6 Guarantor shall not be released or discharged, either in whole or in part, by Lender's failure or delay to perfect or continue the perfection of any security interest in any property which secures the Obligations of Borrower or of any Obligor to Lender, or to protect the property covered by such security interest. Guarantor waives any rights or defenses which may arise as a result of errors or omissions in connection with the administration of the Loan by Lender, except for bad faith or willful misconduct.


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
     2.7 Guarantor agrees that if at any time all or any part of any payment theretofore applied by Lender to any of the Obligations is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower) such Obligations, for the purpose of this Guaranty, to the extent that such payment is or must be rescinded or returned, shall be deemed to have continued in existence, notwithstanding such application by Lender, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by Lender had not been made.

     2.8 Notwithstanding any payment or performance by Guarantor pursuant to this Guaranty, Guarantor hereby waives and releases any right of reimbursement and any right to be subrogated to any rights of Lender against Borrower.
Guarantor acknowledges that the foregoing waiver and release has been specifically bargained for by Lender and has been relied upon by Lender in ascribing value to this Guaranty, which reliance was a condition precedent to Lender's willingness to extend the Loan to Borrower. Guarantor expressly waives any defenses to the enforcement of this Guaranty, to any rights of Lender created or granted hereby or to the recovery by Lender against Borrower, Guarantor or any other Obligor of any deficiency after judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of Guarantor or otherwise prevent Guarantor from obtaining reimbursement or contribution from Borrower or any other Obligor. If this paragraph 2.8, or compliance with this paragraph 2.8, would cause or result in, or constitute, a Default or an Event of Default, in each case under and as defined in the Indenture, then this paragraph 2.8 shall be deemed deleted, or modified to such extent as may be necessary for this paragraph, or such compliance, as the case may be, not to cause or result in, or constitute, such a Default or Event of Default.

     2.9 Guarantor hereby expressly waives and relinquishes any duty on the part of Lender (should any such duty exist) to disclose to Guarantor any matter, fact or thing related to the business, operations or condition (financial or otherwise) of Borrower or its affiliates or subsidiaries or their properties, whether now known or hereafter known by Lender during the life of this Guaranty. The execution and delivery of this Guaranty is based solely on the independent investigation of Guarantor and in no part upon any representation, warranty, covenant or statement of Lender with respect thereto. Guarantor warrants that it is fully aware of the financial condition of Borrower, has adequate means to obtain such information from Borrower on a continuing basis, and is not relying on Lender to provide such information either now or in the future, but assumes full responsibility to obtain such information. This Guaranty shall in no way be limited or impaired by any change in the business structure of Borrower.

     2.10 It is not necessary for Lender to inquire into the powers of Borrower or its officers, directors, partners or agents purporting to act on its behalf, and the Obligations are hereby guaranteed notwithstanding the lack of power or authority on the part of Borrower or anyone acting on its behalf to incur the Obligations.


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

               ARTICLE III - GUARANTOR'S WARRANTIES AND COVENANTS

     3.1 Guarantor represents and warrants to Lender that:

          (a) Guarantor is a corporation and now existing in good standing under the laws of its state of formation as shown on the signature page hereof and is duly qualified and in good standing and authorized to do business in all jurisdictions wherein the location and nature of the properties used or business, as the same is presently or proposed to be conducted, makes such qualification necessary;

          (b) Guarantor is an affiliate of Borrower and will benefit for the execution and delivery of the Agreement and the making of the Loan;

          (c) Guarantor has the power and authority to execute and deliver this Guaranty and carry on its businesses as presently conducted and the execution, delivery and performance by Guarantor of this Guaranty have been duly authorized by all necessary action; no consent of stockholders is required therefor; and the execution and delivery of, the consummation of the transactions contemplated in, and compliance by Guarantor with any of the terms and provisions of, this Guaranty do not and will not conflict with or contravene any law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over Guarantor or any of its activities or properties or conflict with, or result in any default under the Charter or Articles or Certificate of Incorporation, Public Deed, or the By-laws, as amended, of Guarantor, or any indenture (including without limitation the Indenture, as defined in the Agreement), mortgage, chattel mortgage, deed of trust, conditional sales contract, charter, bank loan or credit agreement or other agreement or instrument of any kind to which Guarantor is a party or by which Guarantor or its properties may be bound or affected, except for those as to which consents have been obtained by Guarantor and are in full force and effect;

          (d) Neither the execution and delivery by Guarantor of this Guaranty nor any of the transactions by Guarantor contemplated hereby requires the consent, approval, order or authorization of, or registration with, or the giving of notice to, any United States federal or state, or any foreign, governmental authority, except such consents as have been obtained by Guarantor and are in full force and effect;

          (e) This Guaranty has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor enforceable against it in accordance with its terms;



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
          (f) There is no action, litigation or other proceeding pending or threatened against Guarantor before any court, arbitrator or administrative agency which may have a materially adverse effect on the assets, business, or financial condition of Guarantor or which would prevent, hinder or jeopardize the performance by Guarantor under this Guaranty;

          (g) Guarantor shall maintain its existence and right to carry on operations and acquire, maintain and renew all rights, contracts, powers, privileges, leases, lands, sanctions and franchises necessary or useful in the conduct of its business operations;

          (h) Guarantor is fully familiar with all of the covenants, terms and conditions of the Receivables Loan Documents;

          (i) Guarantor is not a party to any contract, agreement, indenture or instrument or subject to any charter or other organizational restriction which individually or in the aggregate might materially adversely affect its financial condition, business, or operations or which would in any way jeopardize the ability of Guarantor to perform under this Guaranty;

          (j) Guarantor was not induced to give this Guaranty by the fact that there are or may be other Obligors; and

          (k) The Loan is a Permitted Debt (as defined in the Indenture) and that as of the date hereof there exists no Default or Event of Default (as the foregoing two (2) terms are defined in the Indenture) under the Indenture. Guarantor covenants with Lender that (i) as and when required by the Indenture, the Guarantor shall supply the Lender with true and complete copies of all reports, certifications, notices or demands given by the Issuers under the Indenture (including, but not limiting the generality of the foregoing, materials required by Sections 4.03, 4.04, 4.21, 7.06, and
     Article 8 of the Indenture), and (ii) it will not amend or modify the Indenture without the prior written consent of the Lender.

     3.2 Guarantor's Affirmative Covenants.

          (a) Guarantor will maintain its existence as a corporation, duly organized, validly existing and in good standing under the laws of Nevada and remain in good standing and authorized to do business in each jurisdiction where the location or nature of its properties or its business then makes such good standing and qualification necessary. Guarantor will maintain full authority to perform the Obligations.


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
          (b) Guarantor will supply Lender, in the form and within the time period required under the Agreement, all financial reports and information required of the Guarantor thereunder.

          (c) Guarantor will file all tax returns and will timely pay all taxes, if any, required to be filed by it or paid by it.

          (d) Guarantor will execute or cause to be executed all documents and do or cause to be done all acts necessary to effect the intent and purposes of this Guaranty.

          (e) (i) Guarantor shall (i) maintain a quarterly volume of vacation interval sales of not less than $15,000,000, determined on a consolidated basis, (ii) not permit its consolidated quarterly costs and expenses for commissions and selling relating to the retail sale of vacation intervals, expressed as a percentage of vacation intervals sales occurring during such quarter, to exceed fifty percent (50%) or (iii) permit its consolidated quarterly general and administrative expenses, expressed as a percentage of vacation interval sales occurring during such quarter, to exceed nineteen percent (19%). The foregoing covenant shall be tested on the final day of each fiscal quarter of Guarantor, commencing with the fiscal quarter ending December 31, 2001.

               (ii) Guarantor shall (i) maintain an annual volume of vacation interval sales of not less than $70,000,000, determined on a consolidated basis, (ii) not permit its consolidated costs and expenses for commissions and selling relating to the retail sale of vacation intervals, expressed as a percentage of vacation intervals sales occurring during such year, to exceed fifty percent (50%) or
          (iii) permit its consolidated general and administrative expenses, expressed as a percentage of vacation interval sales occurring during such year, to exceed nineteen percent (19%). The foregoing covenant shall be on the final day of each fiscal year of Guarantor, commencing with the fiscal year ending December 31, 2001.

     3.3 Guarantor's Negative Covenants.

          (a) Guarantor will not change its name or move its principal place of business or chief executive office except upon not less than sixty (60) days prior written notice to Lender.

          (b) Guarantor shall not incur any Indebtedness to the extent prohibited by the terms Section 4.09 of the Indenture, in the form existing on the date hereof (the provisions of which are incorporated herein by reference as if fully set forth at length herein). Furthermore, in the event during the term of this Guaranty,


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
     events occur such that Guarantor is no longer bound by the terms of the Indenture, the provisions of this paragraph shall nevertheless be binding upon Guarantor for the remaining term of this Guaranty.

          (c) Guarantor,  without the prior written consent of Lender, will not:
     (i) sell, convey, lease, transfer or dispose of all or substantially all of its assets to another entity; or (ii) permit or suffer to exist any change in the legal or beneficial ownership of Guarantor or any person controlling Guarantor (whether directly or indirectly, through one (1) or more intermediaries) or any change in the power to control it or any person controlling Guarantor (whether directly or indirectly, through one or more intermediaries).

                      ARTICLE IV - MISCELLANEOUS PROVISIONS

          4.1 All the covenants, stipulations, promises and agreements contained in this Guaranty by or on behalf of Guarantor are for the benefit of Lender and its successors or assigns and shall bind Guarantor and its successors and assigns. Lender, without notice of any kind, may sell, assign or transfer the Receivables Loan Documents and/or its interest in all or in part of the Collateral, and in such event each and every immediate and successive assignee or transferee thereof shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee or transferee as fully as if such assignee or transferee were herein by name specifically given such rights, powers and benefits. Guarantor hereby agrees for the benefit of any such assignee or transferee that their respective obligations hereunder shall not be subject to any reduction, abatement, defense, set-off, counterclaim or recoupment for any reason whatsoever.

          4.2 All notices, requests or demands required or permitted to be given under this Guaranty shall be in writing, and shall be deemed effective (a) upon hand delivery, if hand delivered or (b) two (2) Business Days after such are deposited for delivery via Federal Express or other nationally recognized overnight courier service, addressed as shown below, or to such other address as the party being notified may have designated in a notice given to the other party. Written notice may be given by telecopy to the telecopier number shown below or to such other telecopier number as the party being notified may have designated in a notice given to the other party, which notice shall be effective on the day of receipt if received during the recipient's normal business hours on the day of receipt or otherwise on the next Business Day; provided that such notice shall not be deemed effective unless not later than the next Business Day, a copy of such notice is hand delivered or deposited for delivery via courier in accordance with the requirements set forth above. The notice addresses and telecopy numbers for Guarantor and Lender are set forth at the end of this Guaranty following their respective signatures.

          4.3 Terms used and not otherwise defined herein shall have the same meanings given thereto in the Agreement.


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
          4.4 Guarantor hereby expressly waives: (a) notice of the acceptance by Lender of this Guaranty; (b) notice of the existence, creation or nonpayment of all or any of the Obligations; (c) presentment, demand, notice or dishonor, protest, and all other notices whatsoever; (d) all diligence in collection or protection of or realization on the Obligations or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing; and (e) any and all suretyship defenses and defenses in the nature thereof. Guarantor hereby expressly waives the benefits of "orden, excusion y division" and of prior judgment, levy, execution and other rights provided for in Articles 2814, 2815, 2817, 2818, 2820, 2821, 2823, 2827 and 2836 of the Civil Code of the Federal District of Mexico and the corresponding articles of the Civil Code of all other relevant states of Mexico, which articles are not reproduced herein by express declaration of Guarantor that the contents of said articles are known to it. Guarantor also hereby irrevocably and expressly waives its rights under the benefits of Articles 2846, 2847, 2848 and 2849 of the Civil Code for the Federal District of Mexico and the corresponding articles of the Civil Code of all other relevant states of Mexico, which articles are not reproduced herein by express declaration of Guarantor that the contents of said articles are known to it.

          4.5 THIS GUARANTY AND THE RIGHTS, DUTIES AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW JERSEY (WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION) AND TO THE EXTENT THEY PREEMPT THE LAWS OF SUCH STATE, THE LAWS OF THE UNITED STATES.

          4.6 EACH OF GUARANTOR AND LENDER: (A) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF NEW JERSEY, MORRIS COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE NEWARK DIVISION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEW JERSEY, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE SUBJECT MATTER THEREOF; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.



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

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


          4.7 LENDER AND GUARANTOR ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS GUARANTY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES; AND THEREFORE, THEY AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY SHALL BE TRIED BY A JUDGE SITTING WITHOUT A JURY, AND KNOWINGLY AND VOLUNTARILY WAIVE TRIAL BY JURY IN ANY SUCH PROCEEDING.

          4.8 ALL OF THE PROVISIONS SET FORTH IN PARAGRAPHS 4.5 THROUGH 4.7 ARE A MATERIAL INDUCEMENT FOR LENDER'S MAKING ADVANCES TO BORROWER.

                                    (GUARANTOR'S INITIALS RE:  4.5 - 4.8 _____)






                  [Remainder of Page Intentionally Left Blank]


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



                  4.9 Guarantor has appointed _______________________, with an address of ______________________________________, as its agent for service of process ("Service of Process Agent") who shall be responsible for accepting service of process within the United States on behalf of Guarantor. Guarantor shall not change its Service of Process Agent without (i) sixty (60) days prior written notice to Lender and (ii) the delivery to Lender of a power of attorney in the form contemplated in paragraph 4.1.8 of the Agreement, as to such new Service of Process Agent (the "New Agent"). Guarantor hereby agrees that service of process upon the Service of Process Agent appointed prior to the appointment of the New Agent shall continue to be effective until the satisfaction of the conditions set forth in clauses (i) and (ii) above.

     4.10 Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     4.11 This Guaranty may be executed in any number of separate counterparts, all of which, when taken together, shall constitute one and the same instrument, admissible into evidence, notwithstanding the fact that all parties did not sign the same counterpart. Delivery of an executed counterpart of this Guaranty by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Guaranty. Any party delivering an executed counterpart of this Guaranty by telefacsimile shall also deliver a manually executed counterpart of this Guaranty, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Guaranty.




                            [Signature Page Follows]


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



                  [Signature Page to Raintree Resorts Guaranty]

     IN WITNESS WHEREOF, the parties hereto have executed this Guaranty as of the date first hereinabove written, and acknowledge receipt of a copy hereof.

"Guarantor"                                                 "Lender"

RAINTREE RESORTS                                RESORT CONDOMINIUMS
INTERNATIONAL, INC.,                            INTERNATIONAL, LLC, a Delaware

By: /s/ Brian Tucker
     Name: Brian R. Tucker                                  By:
     Title: Attorney-in-Fact                                     Name:
                                                                 Title:


_____  Check here to confirm that             _____  Check here to confirm  that
       Paragraph 4.8 has been                        Paragraph 4.8  has been
       initialed.                                    initialed.

Federal Tax Identification No:



Guarantor's Notice Address               Lender's Notice Address
and Telecopy Number:                     and Telecopy Number:

Raintree Resorts International, Inc.      Resort Condominiums International, LLC
10000 Memorial Drive, Suite 480           6 Sylvan Way
Houston, Texas 77024                      Parsippany,  New Jersey  07054-0656
Attention: Chief Financial Officer        Attention:  Chief Financial Officer
Telecopy No. 713-613-2828                 Telecopy:  (973) 496-1977


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
                                          with a copy to:

                                          Resort Condominiums International, LLC
                                          6 Sylvan Way
                                          Parsippany,  New Jersey  07054-0656
                                          Attention:  General Counsel
                                          Telecopy:  (973) 496-2070


                                          with a copy to
                                          (which shall not constitute notice):

                                          Gammage & Burnham P.L.C.
                                          Two North Central Avenue
                                          18th Floor
                                          Phoenix, Arizona  85004
                                          Attention:  Randall S. Dalton, Esq.
                                          Telecopy:  (602) 256-4475




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